FAS2 P2 12/20

SUPPLEMENT DATED DECEMBER 10, 2020

TO THE PROSPECTUS DATED MAY 1, 2020 OF

FRANKLIN FOUNDING FUNDS ALLOCATION FUND

(a series of Franklin Fund Allocator Series)

The prospectus is amended as follows:

I.  On May 13, 2020, the Board of Trustees of the Trust approved the transition of the Fund from a funds of funds structure with a static allocation to three actively managed underlying funds to a direct investment fund with an actively managed global multi-asset strategy (the Repositioning), provided that Fund shareholders approve a new investment management agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc.  On October 29, 2020, shareholders of the Fund approved the new investment management agreement, among other matters.  Therefore, it is anticipated that the Repositioning will be effective on or about February 1, 2021.

The newly repositioned Fund will be named Franklin Global Allocation Fund and, under normal market conditions, will invest in a diversified portfolio of debt and equity securities and, to a lesser extent, alternative strategies. The Fund may shift its investments from one asset class to another based on the investment manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. In addition, under normal market conditions, at least 40% of the Fund’s net assets are invested in non-U.S. investments and in at least three different countries, either directly or through depositary receipts, including in emerging markets.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.